1 August 25, 2021 R & D U P DAT E Exhibit 99.1

2 DISCLOSURES Certain statements contained in this presentation and in the accompanying oral presentation, other than statements of fact that are independently verifiable at the date hereof, may constitute forward-looking statements. Examples of such forward-looking statements include statements regarding BeiGene’s research, discovery, and pre-clinical and early-stage clinical programs and plans; recent clinical data for BeiGene’s product candidates and approvals of its medicines; the conduct of late-stage clinical trials and expected data readouts; additional planned commercial product launches; and the advancement of and anticipated clinical development, regulatory milestones and commercialization of BeiGene’s medicines and drug candidates. Actual results may differ materially from those indicated in the forward-looking statements as a result of various important factors, including BeiGene's ability to demonstrate the efficacy and safety of its drug candidates; the clinical results for its drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; BeiGene's ability to achieve commercial success for its marketed medicines and drug candidates, if approved; BeiGene's ability to obtain and maintain protection of intellectual property for its technology and medicines; BeiGene's reliance on third parties to conduct drug development, manufacturing and other services; BeiGene’s limited experience in obtaining regulatory approvals and commercializing pharmaceutical products and its ability to obtain additional funding for operations and to complete the development and commercialization of its drug candidates and achieve and maintain profitability; the impact of the COVID-19 pandemic on BeiGene’s clinical development, commercial, regulatory and other operations, as well as those risks more fully discussed in the section entitled “Risk Factors” in BeiGene’s most recent periodic report filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in BeiGene's subsequent filings with the SEC. All information in this presentation is as of the date of this presentation, and BeiGene undertakes no duty to update such information unless required by law. Some of the clinical data in this presentation relating to BeiGene’s investigational drug candidates is from pre-clinical studies or early phase, single-arm clinical trials. When such data or data from later stage trials are presented in relation to other investigational or marketed drug products, the presentation and discussion are not based on head-to-head trials between BeiGene’s investigational drug candidates and other products unless specified in the trial protocol. BeiGene is still conducting pre-clinical studies and clinical trials and, as additional patients are enrolled and evaluated, data on BeiGene’s investigational drug candidates may change. This presentation and the accompanying oral presentation contain data and information obtained from third-party studies and internal company analysis of such data and information. BeiGene has not independently verified the data and information obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications noted above.

3 TODAY’S AGENDA Welcome and Introduction: Creating an Ecosystem of Innovation John V. Oyler Our Scientific Ecosystem of Excellence Xiaodong Wang R&D Capability and Portfolio Overview Lai Wang, Ph.D. Hematology Oncology Clinical Program Update William Novotny, M.D. Solid Tumor Clinical Program Update Yong (Ben) Ben, M.D. New Modalities and Future Pipeline Lai Wang, Ph.D. The Road Ahead John V. Oyler Questions and Answers

4 CREATING AN ECOSYSTEM OF INNOVATION John V. Oyler Co-Founder, Chairman and CEO

5 Help transform the biotechnology industry, creating impactful medicines that will be affordable and accessible to far more cancer patients around the world through science and business innovation OUR MISSION: PATIENTS FIRST THROUGH SCIENCE AND AFFORDABILITY

6 WE SAW THE ONCE-IN-A-LIFETIME OPPORTUNITY TO ACCELERATE GLOBAL DEVELOPMENT 10+ YEARS AGO… Internal, global, and modernized efficiency of clinical science to create time and cost advantages and broaden patient access

BEIGENE

BUILDING A GLOBAL ECOSYSTEM OF COST AND SPEED COMPETITIVE ADVANTAGES

Innovation with speed and lower cost to better serve patients around the world

FULLY INTEGRATED END-TO-END
~7,000 COLLEAGUES - 5 CONTINENTS - 17 GEOGRAPHIES

Research

- One of world's largest oncology teams (650+) with 50+ preclinical programs
- Passionate, entrepreneurial science-based culture
- Internal team (not CROs)

Development

- 1,700+ internal clinical development colleagues, predominately CRO-free
- More inclusive development (e.g., Australia, China, Poland) enabling ~ 1/3 cost & time savings
- ~50 assets in clinical & commercialization stage

Manufacturing

- In-house capabilities bring cost, agility, and flexibility to internal and external programs
- Built to state-of-the-art standards & technologies (e.g., 1st paperless facility in China)
- Building toward 200,000 L of biologics capacity in Guangzhou

Commercial

- 2,900+ in China, competitively positioned, science-based leadership
- 150+ competitive footprint in U.S.
- Expanding presence in multiple countries/regions, including underserved areas

7

8 Xiaodong Wang, Ph.D. Co-Founder & Chairman of Scientific Advisory Board OUR SCIENTIFIC ECOSYSTEM OF EXCELLENCE

9 RESPONDING TO GREATEST PATIENT NEED Estimated 19.3 million new cancer cases and almost 10.0 million cancer deaths in 2020 worldwide Our broad pipeline covers 80% of the world’s cancers by incidence Head and Neck GBM NSCLC SCLC ESCC GC Bladder Prostate Sarcoma Melanoma BC CRC Ovarian Cervical HCC BTC HL NHL Leukemia Source: ASC Journals

10 TO REACH BILLIONS OF PATIENTS WORLDWIDE

11 Lai Wang, Ph.D. Global Head of R&D R&D CAPABILITY AND PORTFOLIO OVERVIEW

12 R&D HIGHLIGHTS R&D Engine Built at Scale to Fuel Innovation with Efficiency and Quality ‣ Highly productive preclinical research team with proven track record experienced major expansion recently ‣ Clinical development is largely CRO-free, with unique global operating model Robust Innovative Pipeline Focusing on Internal Combinations ‣ Close to 100 programs, including 50+ at preclinical stage, 30+ at clinical stage and 10+ at commercial stage ‣ Strong heme and solid tumor franchise anchored on BTK and PD-1 programs

BEIGENE

SCIENCE-DRIVEN PRECLINICAL CAPABILITIES EXPERIENCED MAJOR EXPANSION RECENTLY

Evolution Through Two Stages

Stage 1: Establishing Core Capabilities and Talent for Early Success (2011-2018)

- 150-200 scientists
- Proven track-record with 3 internally discovered, commercially available medicines
- Small scale, only 1-2 clinical candidates a year

Stage 2: Expanding New Capabilities and Talent for Future Success (2019 – Present)

- 650+ scientists now growing to 800 by end of 2021
- Investing in new platforms and capabilities and driving efficiencies through portfolio management
- 50+ preclinical programs, ~50% with first-in-class potential
- A burst of new clinical molecules expected in the next few years

New Platforms/Capabilities


HTS Screen
Virtual Screen
CDAC
ADC
Single B Cell
Single Domain Ab
Common Light Chain
101
110
Bioinformatics
Functional Genomics
Pre-formulation
Process Research
Biologics Early CMC

CDAC, Chimeric Degradation Activating Compound; ADC, Antibody Drug Conjugate.

13

AN INTERNAL CLINICAL DEVELOPMENT TEAM EQUIPPED TO RUN GLOBAL DEVELOPMENT AT SCALE

Strong Internal Global Development Capabilities

- Through the extensive internalization effort in the last few years, we are now largely **CRO-free,** allowing better control over quality, speed, cost and site / PI engagement
- Currently **1,700+** global clinical development colleagues, close to **700** outside of China, growing to **2,000+** by end of 2021
- **Internal training academy** allows for continuous growth of the team and promotes quality and efficiency

BeiGene's Global Clinical Trial Footprint


EMEA
28 trials
Greater China
59 trials
Americas
42 trials
APAC ex-China
52 trials

- **95+** clinical trials initiated since 2013 in **40+** geographies
- **13,000+** patients and healthy volunteers enrolled, close to half outside of China

14

15 UNIQUE OPERATING MODEL TO DRIVE SPEED & COST ADVANTAGE Source: Grants Manager median benchmark data for those countries in which BeiGene has enrolled at least one patient. Each region/country is weighted for the number patients enrolled to date. 31% 33% 41% 60% 91% 100% 0 10000 20000 30000 40000 50000 60000 70000 80000 90000 Eastern Europe China ANZ/ SK Western Europe Japan United States Investigator Fee Per Patient 0.33 0.35 0.49 0.53 0.55 0.69 0.91 Clinical Trial Enrollment Rate (Pts/Site/Month) Benchmark (NSCLC 1L) BeiGene 1L NSCLC studies China ANZ/SK United States Western Europe Eastern Europe Japan BeiGene’s China-only 1L NSCLC Phase 3 Studies Source: Internal data on file; Benchmark from Citeline, filtered for NSCLC 1L studies. Includes data only from the same countries that BeiGene has run clinical studies. Data exported on 9 Aug 2021 ANZ/ SK, Australia and New Zealand/ Slovakia Americas APAC ex-China EU 53% 21% 17% 9% BeiGene Trial Subjects Source: Internal tracking. Inclusive of all subjects ever enrolled in BeiGene studies as of 30 June 2021 China Speed Cost efficiency Global vision High quality China-inclusive, fully integrated, global development capabilities

TRANSLATING SCIENCE INTO BETTER AND NOVEL MEDICINES


Proven track record: our first decade
1st Wave
(2013-2015)
BRAF
BTK (approved)
PARP (approved)
PD-1 (approved)
2nd Wave
(2016-2020)
PD-L1
TIM-3
TIGIT
BCL-2
OX40
PI3Kδ
RAF Dimer
New Waves
(2021 and beyond)
HPK-1
SM and mAb
• 20+ new programs
CDAC
• BTK, total 7+ programs
BsAb/TsAb
• 10+ new programs
ADC
• 10+ TAAs
Pro-Cytokine
Cell therapy
• CAR-NK and more
mRNA therapy
Commercial
Clinical
Preclinical

SM, Small Molecule; mAb, Monoclonal Antibody; ADC, Antibody Drug Conjugate; TAA, Tumor Associated Antigen; CDAC, Chimeric Degradation Activating Compound; BsAb, Bispecific Antibody; TsAb, Trispecific Antibody; CAR-NK, Chimeric Antigen Receptor-Natural Killer Cell

16

BEIGENE

ENHANCING INNOVATION AND ACCESS THROUGH COLLABORATION

We follow the science virtually anywhere that leads to innovation – independently and via collaboration

NOVEL COMBINATIONS	Extend our existing franchise in large indications tisle combinations: +sitra; +zanidatamab; +Leap asset
NEXT-GEN TECHNOLOGIES	ADC mRNA CAR-NK Bispecifics

EUSA Pharma, Bio-Thera, Ambrx, assemblybio, Seagen, leap therapeutics, Singlomics, Shoreline, Strand Therapeutics, bioatla, BITT, HUTCHMED, Mirati Therapeutics, zymeworks, Celgene | Bristol Myers Squibb Company, AMGEN, NOVARTIS

"BeiGene is evaluating sitravatinib in patients with a variety of tumor types with the goal of accelerating development of treatment options for more patients. Our collaboration with BeiGene has supported the expansion of our world-wide development capabilities by leveraging their clinical expertise in China."

CHARLES M. BAUM, M.D., Ph.D.
President and CEO of Mirati Therapeutics

"Partnering with BeiGene was a key component of our development and commercialization strategy for ZW25 and ZW49. This collaboration allows Zymeworks to leverage BeiGene's resources and expertise to accelerate the development of our most advance product candidates and broaden our reach globally including in a key region of the world."

ALI TEHRANI
President and CEO of Zymeworks

ADC, Antibody Drug Conjugate; CAR-NK, Chimeric Antigen Receptor-Natural Killer Cell

17

DEEP CLINICAL AND COMMERCIAL PIPELINE

BEIGENE

COMPOUND	DOSE ESC. PHIa	DOSE EXPANSION PHIb	DOSE EXPANSION PH2*	PIVOTAL PH2**	PIVOTAL PH3	FILED / MARKETED	COMMERCIAL RIGHTS	PARTNER
Zanubrutinib *(BTK)*	*MCL, WM, CLL/SLL, MZL, FL (Phase 2), Lupus (Phase 2), DLBCL (Phase 1)*						*Global*	
Tislelizumab *(PD-1)*	*MSI-H or dMMR solid tumors, ESCC, HCC, NSCLC, cHL, UC, NK/T-cell lymphoma (Phase 2), solid tumors, B-cell malignancies (combo; Phase 1)*						*Global ex-NVS territory†*	*Novartis*
Pamiparib *(PARP)*	*gBRCA+ OC, PSOC (Phase 3), HER2- BRCA+ BC (Phase 2), Glioblastoma (Phase 2), Solid tumors (Phase 1)*						*Global*	
BGB-A1217 *(TIGIT)*	*NSCLC, Cervical Cancer (Phase 2), ESCC (Phase 2), Solid tumors (Phase 1)*						*Global*	
BGB-A445 *(OX40)*	*Solid tumors*						*Global*	
BGB-A425 *(TIM-3)*	*Solid tumors*						*Global*	
BGB-A333 *(PD-L1)*	*Solid tumors*						*Global*	
BGB-11417 *(BCL-2)*	*B-cell malignancies*						*Global*	
BGB-15025 *(HPK1)*	*Advanced solid tumors*						*Global*	
BGB-10188 *(PI3Kδ)*	*B-cell malignancies, Solid tumors*						*Global*	
Lifirafenib *(RAF dimer)*	*B-RAF/K-RAS/N-RAS mut. Solid tumors*						*Global*	
REVLIMID	*MM*							
ABRAXANE††	*BC, NSCLC, Pancreas adenocarcinoma*						*China*	*Bristol Myers Squibb*
VIDAZA	*Myelodysplastic Syndromes*							
SYLVANT	*Multicentric Castleman's disease*						*China*	*EUSA Pharma*
QARZIBA	*Neuroblastoma*							
BAT1706	*Metastatic colorectal cancer*						*China*	*BIO-THERA*
Sitravatinib††† *(multi-kinase inhibitor)*	*NSCLC, RCC, OC, MEL, HCC, GC/GEJC*						*Asia ex-Japan, AU, NZ*	*Mirati Therapeutics*
Zanidatamab†††† *(HER2, bispecific antibody)*	*BC, GEA, Biliary track (Phase 3)*						*Asia ex-Japan, AU, NZ*	*Zymeworks*
ZW49 *(HER2, bispecific ADC)*	*HER2+ cancers*						*Asia ex-Japan, AU, NZ*	*Zymeworks*
BGB-3245 *(B-RAF)*	*Solid tumors*						*Asia ex-Japan*	*SpringWorks[1]*
SEA-CD70 *(CD70)*	*MDS, AML*						*Asia ex-Japan, AU, NZ*	*Seattle Genetics*
DKN-01 *(DKK1)*	*GC/GEJC*						*Asia ex-Japan, AU, NZ*	*Leap Therapeutics*
ABI-H0731 *(HBV core inhibitor)*	*Chronic Hepatitis B Virus*							
ABI-H2158 *(HBV core inhibitor)*	*Chronic Hepatitis B Virus*						*China*	*Assembly Bio*
ABI-H3733 *(HBV core inhibitor)*	*Chronic Hepatitis B Virus*							

COMPOUND	DOSE ESC. PHIa	DOSE EXPANSION PHIb	DOSE EXPANSION PH2*	PIVOTAL PH2**	PIVOTAL PH3	FILED / MARKETED	COMMERCIAL RIGHTS	PARTNER
BLINCYTO®	*ALL*							
KYPROLIS®	*MM*							
XGEVA®	*MM, Solid tumors*							
LUMAKRAS *(KRAS G12C)*	*Solid tumors, NSCLC, CRC*							
Pavurutamab^^ *(BCMA x CD3)*	*MM*							
AMG 176 *(MCL-1)*	*Myeloid malignancies*							
AMG 330^ *(CD33 x CD3)*	*Myeloid malignancies*							
AMG 673^^ *(CD33 x CD3)*	*AML*							
AMG 427^^ *(FLT3 x CD3)*	*AML*							
Tarlatamab^^ *(DLL3 x CD3)*	*SCLC, Neuroendocrine Prostate Cancer*							
Acapatamab^^ *(PSMA x CD3)*	*Prostate Cancer, NSCLC*						*China*	*Amgen*
AMG 509 *(STEAP1 XmAb® antibody)*	*mCRPC*							
AMG 506 *(FAP x 4-1BB, DARPin®)*	*Solid tumors*							
AMG 256 *(PD1 x IL12 mutein)*	*Solid tumors*							
AMG 650 *(KIF18A)*	*Solid tumors*							
AMG 910^^ *(CLDN18.2 x CD3)*	*GC/GEJC*							
AMG 199^^ *(MUC17 x CD3)*	*GC/GEJC*							
AMG 994	*Solid tumors*							
AMG 397 *(MCL-1)*	*Myeloid malignancies*							

*Selected assets and indications are presented. **Some indications will not require a non-pivotal Ph2 clinical trial prior to beginning pivotal Ph2 or Ph3 clinical trials. ***Confirmatory clinical trials post approval are required for accelerated or conditional approvals. ^ BiTE, ^^ HLE BiTE, † Novartis owns commercial rights in United States, Canada, Mexico, the European Union, United Kingdom, Norway, Switzerland, Iceland, Liechtenstein, Russia, and Japan. †† ABX is suspended in China. ††† Mirati is also conducting its own clinical studies with sitravatinib, including the Phase 3 SAPPHIRE trial in non-Sq NSCLC. †††† ZW25, AML: acute myeloid leukemia, HLE BiTE: Half-life extended Bi-specific T-cell engagers, BC: breast cancer, GC/GEJ: gastric cancer/gastroesophageal junction, HCC: hepatocellular carcinoma, IND: Investigational New Drug, MEL: melanoma, MM: multiple myeloma, NHL: non-Hodgkin's lymphoma, N/SCLC: non-/small cell lung cancer, OC: ovarian cancer, RCC: renal cell carcinoma, SM: small molecule; 1. By MapKure, a JV with SpringWorks.

18

19 William Novotny, M.D. Head of Clinical Development, Hematology HEMATOLOGY ONCOLOGY CLINICAL PROGRAM UPDATE

BEIGENE

SUMMARY OF HEMATOLOGY CLINICAL AND COMMERCIAL PORTFOLIO

Lymphoma/CLL

- Zanubrutinib (BTK) — Brukinsa (zanubrutinib)
- Tislelizumab (PD-1) — Tislelizumab
- Ociperlimab (TIGIT)
- BGB-11417 (BCL-2)
- BGB-10188 (PI3Kδ)
- REVLIMID — Revlimid (lenalidomide)
- SYLVANT (IL-6) — sylvant (siltuximab)

AML/MDS/ALL

- BGB-11417 (BCL-2)
- BGB-A425 (TIM-3)
- VIDAZA — Vidaza (azacitidine)
- BLINCYTO(R) (CD19 x CD3) — BLINCYTO (blinatumomab)
- AMG 330/673 (CD33 x CD3)
- AMG 427 (FLT3 x CD3)
- AMG 176/397 (MCL-1)
- SEA-CD70 (CD70)

Myeloma

- BGB-11417 (BCL-2)
- REVLIMID — Revlimid (lenalidomide)
- XGEVA(R) (RANKL) — XGEVA (denosumab) injection
- KYPROLIS(R) — Kyprolis (carfilzomib)
- AMG 701 (BCMA x CD3)
- AMG 176/397 (MCL-1)

Global Rights (dark marker) — Regional Rights (light marker)

20

21 BEST-IN-CLASS BTK INHIBITOR Designed to Overcome Shortcomings of Other BTK Inhibitors Superiority Over Ibrutinib in Clinic Broad Indications Approved/In Development ‣ Reduced off-target toxicity ‣ Achieved sustained target inhibition in disease originating tissues ‣ Better efficacy ‣ Better safety ‣ More convenient ‣ CLL ‣ MCL ‣ WM ‣ MZL ‣ FL

22 BETTER KINASE SELECTIVITY THAN IBRUTINIB, ACALABRUTINIB AND ITS METABOLITE M27 Zanubrutinib Ibrutinib Acalabrutinib M27 – Acala’s Metabolite ‣ Kinome analysis (370 kinases panel) at concentrations of 100 times of each molecule’s IC50 for BTK (not at 1 µM which is not adjusted for BTK potency); acalabrutinib and its metabolite M27 are much weaker BTK inhibitors ‣ Zanubrutinib demonstrated better kinase selectivity (7 off-target kinases with >50% inhibition) compared to ibrutinib (17), acalabrutinib (15), and M27 (23) at 100X IC50 BTK IC50 was generated by RBC (Reaction Biology Corp.)

Brukinsa® zanubrutinib 80mg capsules

FAVORABLE PHARMACOKINETIC PROFILE COMPARED TO ACALABRUTINIB AND IBRUTINIB

FREE DRUG CONCENTRATION TIME PROFILES RELATIVE TO IC50

Zanubrutinib


Zanubrutinib 160mg BID
Zanubrutinib 320mg QD
Zanu BTK IC50 = 0.5 nM
160mg BID:
Ctrough/IC50 ~7-fold
320mg QD:
Ctrough/IC50 ~2-fold
Free fraction in Plasma (nM)
Time post-dose (hours)

Ibrutinib 560 mg QD


Ibr BTK IC50 = 1.5 nM
Ctrough/IC50 ~1/8-fold
Free fraction in Plasma (nM)
Time post-dose (hours)

Acalabrutinib 100 mg BID


M27 BTK IC50 = 10nM
Acala BTK IC50 = 5.1nM
Ctrough/IC50 ~1/13-fold
Free fraction in Plasma (nM)
Time post-dose (hours)

Note: These data are from separate analyses. Limitations of cross-trial comparisons apply.
Source: 1. Kaptein, et al. *Blood.* 2018;132:1871. 2. Ou, et al. *Leuk Lymphoma.* In press. 3. Marostica, et al. *Cancer Chemother Pharmacol.* 2015;75:111-121.0
QD, Once a Day; BID, Twice a Day

23

BROAD CLINICAL DEVELOPMENT PROGRAMS ACROSS MULTIPLE HEMATOLOGIC MALIGNANCIES AND BEYOND ONCOLOGY

Brukinsa® zanubrutinib 80mg capsules

PHASE 1 | PHASE 2 | PHASE 3 | Vs. Ibrutinib

	CLL/SLL	WM	MCL	MZL	DLBCL	FL	Mixed heme malignancies	Non-oncology
Zanubrutinib Patients	> 1,100	> 300	>175	>100	>125	>250		
Company Sponsored	P3 P3 P2 P2	P3 P2 P2	P3 P2	P3 P2	P2 P2 P1	P2 P1	P2 P2 P1 P1 P1	P2
Investigator	P2 P2 P2 P2 P2 P2			P2	P2		P2 P2 P2 P2 P2	P2 P2 P2 P2 P1 P1



Note: Countries with approvals, filings and trials on-going are included.

24

SEQUOIA
Phase 3 Treatment-Naïve CLL/SLL

Brukinsa®
zanubrutinib 80mg capsules

for CLL/SLL Patients

ZANUBRUTINIB VS. BENDAMUSTINE + RITUXIMAB: STATISTICALLY SIGNIFICANT IMPROVEMENT IN PFS DEMONSTRATED IN TREATMENT-NAÏVE CLL/SLL PATIENTS

Study Identifier:

BGB-3111-304, NCT03336333

Primary Endpoints: PFS by IRC in Cohort 1

Key Secondary Endpoints: Cohort 1 – ORR, OS, DOR, safety


Treatment Naïve CLL/SLL
without del(17p)
(N=479)
R (1:1)
Zanubrutinib 160mg PO BID until PD
(n=241)
Bendamustine + Rituximab x 6
(n=238)

Source: BeiGene press release on 2021 June (https://ir.beigene.com/news-details/?id=cbcd1204-96c4-44f3-a956-0a6d55b821b8).
PO, Oral; BID, Twice a Day; PD, Disease Progression

25

ALPINE
Phase 3 Relapsed/Refractory CLL/SLL

Brukinsa® zanubrutinib 80mg capsules

for CLL/SLL Patients

ZANUBRUTINIB VS. IBRUTINIB:
SUPERIORITY IN OVERALL RESPONSE RATE BY INVESTIGATOR ASSESSMENT DEMONSTRATED IN RELAPSED OR REFRACTORY CLL/SLL PATIENTS

Study Identifier:
BGB-3111-305, NCT03734016

Primary Endpoints: ORR by Investigator Assessment
Key Secondary Endpoints: PFS, OS, safety

ORR by Investigator Assessment

	Zanubrutinib (n=207)	Ibrutinib (n=208)
Primary endpoint: ORR (PR+CR)	**78.3%**	**62.5%**
	P<0.001	
CR/CRi	1.9%	1.4%
PR	75.8%	61.1%
ORR (PR-L+PR+CR)	88.4%	81.3%

PFS by Investigator Assessment



Progression-Free Survival, %
100
90
80
70
60
50
40
30
20
10
0
Zanubrutinib
Ibrutinib
Censored
12 Months PFS
Zanubrutinib 94.9%
Ibrutinib 84%
P=0.0007
Patients at Risk
0 3 6 9 12 15 18
Months From Randomization
Zanubrutinib 207 200 194 190 152 70 19
Ibrutinib 208 196 188 170 125 57 8

Overall Survival



Overall Survival, %
100
90
80
70
60
50
40
30
20
10
0
Zanubrutinib
Ibrutinib
Censored
12 Months OS
Zanubrutinib 97%
Ibrutinib 92.7%
P=0.1081
Patients at Risk
0 3 6 9 12 15 18
Months From Randomization
Zanubrutinib 207 202 199 197 193 117 41
Ibrutinib 208 201 196 188 180 106 33

The PFS and OS analyses were not pre-specified.
More results including safety data were presented at *EHA 2021*. Hillmen P et al. Abstract LB1900.
ORR, Overall Response Rate; CR, Complete Response; PR, Partial Response; PFS, Progression-Free Survival; OS, Overall Survival

26

27 for CLL/SLL Patients ZANUBRUTINIB LONG-TERM FOLLOW-UP: DEEP AND DURABLE RESPONSES IN PATIENTS WITH RELAPSED OR REFRACTORY CLL/SLL Study Identifier: BGB-3111-AU-003, NCT02343120 Primary Endpoints: safety, RP2D Key Secondary Endpoints: ORR, CR rate, PR rate, PFS, OS, DOR Best Overall Response Source: Internal data on file PR2D, Recommended Phase 2 Dose; DOR, Duration of Response PFS PFS at 24 Months: 90.6% (95% CI: 82.7-95.0) PFS at 36 Months: 82.8% (95% CI: 72.9-89.3) Investigator-Assessed Response N = 103 ORR (PR + CR) 90.3% ORR (PR-L or better) 94.2% Phase 1 B-Cell Malignancies BGB-3111-AU003 Median Follow-up: 39.4 Months (95% CI: 33.9-44.9 )

28 Phase 2 Relapsed/Refractory MCL BGB-3111-206 for MCL Patients ZANUBRUTINIB LONG-TERM FOLLOW-UP: DEEP AND DURABLE RESPONSES IN PATIENTS WITH RELAPSED OR REFRACTORY MCL Best Overall Response by IRC More results including safety data were presented at EHA 2021. Song Y, et al. Abstract EP789. Median PFS = 33 month (95% CI: 19.4, NE) Study Identifier: BGB-3111-206, NCT03206970 Primary endpoint: ORR by IRC Secondary endpoints: PFS, DOR, TTR Response by IRC N=86 ORR (CR+PR) 83.7% Best Response CR 77.9% PR 5.8%

29 ZANUBRUTINIB VS. IBRUTINIB: DIRECTIONALLY FAVORABLE VGRP+CR RATE AND PFS/OS OBSERVED IN MYD88MUT WALDENSTRÖM MACROGLOBULINEMIA PATIENTS for WM Patients †Adjusted for stratification factors and age group. †† Adjusted for stratification factors and age group. p-value is for descriptive purpose only. More results including safety data were presented at: 1) ASCO 2020. Tam CS et. al. Abstract S225. 2) EHA 2020. Dimopoulos M et al. Abstract EP1180. VGPR, Very Good Partial Response Study Identifier: BGB-3111-302, NCT03053440 Primary Endpoints: CR and VGPR by IRC Key Secondary Endpoints: MRR(CR+VGPR+PR), DOR, PFS, Safety CR+VGPR PFS by IRC OS Ibrutinib 87.2% Event Free Rates at 12 Months Zanubrutinib 89.7% Ibrutinib 93.9% Event Free Rates at 12 Months Zanubrutinib 97.0% IRC Zanubrutinib Ibrutinib 28.4% 19.2% CR+VGPR Rate difference = 10.2† (-1.5, 22.0) p-value = 0.0921 INVESTIGATOR Zanubrutinib Ibrutinib 28.4% 17.2% CR+VGPR Rate difference = 12.1 † † (0.5, 23.7) p-value = 0.0437

30 Safety Outcomes 1) EHA 2021. Hillmen P et al. Abstract LB1900. 2) EHA 2020. Dimopoulos M et al. Abstract S225. ZANUBRUTINIB VS. IBRUTINIB: IMPROVED TOLERABILITY OF ZANUBRUTINIB COMPARED TO IBRUTINIB Category, n(%) Zanubrutinib (n=204) Ibrutinib (n=207) Any AE 195 (95.6) 205 (99.0) Grade ≥3 AE 114 (55.9) 106 (51.2) Serious AE 56 (27.5) 67 (32.4) AE leading to death 8 (3.9) 12 (5.8) AE leading to dose reduction 23 (11.3) 25 (12.1) AE leading to dose interruption 81 (39.7) 84 (40.6) AE leading to treatment discontinuation 16 (7.8) 27 (13.0) Category, n(%) Zanubrutinib (n=101) Ibrutinib (n=98) Patients with ≥1 AE 98 (97.0) 97 (99.0) Grade ≥3 AE 59 (58.4) 62 (63.3) Serious AE 40 (39.6) 40 (40.8) AE leading to death 1 (1.0) 4 (4.1) AE leading to dose reduction 14 (13.9) 23 (23.5) AE leading to dose interruption 47 (46.5) 55 (56.1) AE leading to treatment discontinuation 4 (4.0) 9 (9.2)

31 Safety Outcomes ZANUBRUTINIB VS. IBRUTINIB: FAVORABLE AFIB/FLUTTER OUTCOMES Atrial Fibrillation/Flutter Atrial Fibrillation/Flutter Hypertension Ibrutinib 10.1% Zanubrutinib 2.5% P value = 0.0014 Ibrutinib 15.3% P value = 0.0008 Zanubrutinib 2.0% P value = 0.0016 Zanubrutinib 10.9% Ibrutinib 17.3% More results including safety data were presented at: 1) EHA 2021. Hillmen P et al. Abstract LB1900. 2) EHA 2020. Dimopoulos M et al. Abstract S225.

FAVORABLE CLINICAL PHARMACOLOGY PROFILE PROVIDES CLINICAL CONVENIENCE FOR PATIENTS

Brukinsa® zanubrutinib 80mg capsules

Flexible dosing regimen

- Can be administered as QD or BID (1, 2)
- Can be administered with or without food (1)

Less drug-drug interactions (DDI); ability to be safely and effectively co-administered with a broader variety of concomitant medicines

- Can be co-administered with strong or moderate CYP3A inhibitors at a reduced dose (1, 3, 4)
- Can be co-administered with acid-reducing agents (including PPIs) (3, 5)

Improved safety for organ -dysfunctional patients (1, 5, 7)

- No dose modification needed for patients with renal impairment or mild-moderate hepatic impairment.
- Can be used for patients with severe hepatic impairment at a reduced dose

1. Brukinsa USPI 2019.
2. Ying C Ou et al. Rationale for once-daily or twice-daily dosing of zanubrutinib in patients with mantle cell lymphoma, *Leuk Lymphoma*. 2021
3. Kun Wang et al. Comprehensive PBPK model to predict drug interaction potential of Zanubrutinib as a victim or perpetrator, *CPT Pharmacometrics Syst Pharmacol*. 2021
4. Song Mu et al. Effect of rifampin and itraconazole on the pharmacokinetics of zanubrutinib (a Bruton's tyrosine kinase inhibitor) in Asian and non-Asian healthy subjects, *Cancer Chemother Pharmacol*. 2019
5. Ying C Ou et al. Population Pharmacokinetic Analysis of the BTK Inhibitor Zanubrutinib in Healthy Volunteers and Patients With B-Cell Malignancies, *Clin Transl Sci*. 2021
6. Ying C Ou et al. Evaluation of drug interaction potential of zanubrutinib with cocktail probes representative of CYP3A4, CYP2C9, CYP2C19, P-gp and BCRP, *Br J Clin Pharmacol*. 2020
7. Ying C Ou et al. A phase 1, open-label, single-dose study of the pharmacokinetics of zanubrutinib in subjects with varying degrees of hepatic impairment, *Leuk Lymphoma*. 2020

32

33 2019 3 submissions ‣ MCL and CLL in CN ‣ MCL – US approval 33 2020 22 submissions ‣ 15 for MCL – CN approval ‣ 7 for WM ‣ 1 for CLL – CN approval 2021 40+ submissions planned 9-12 expected approvals ‣ 22 for MCL – 4 approvals (CA, AE, IL, CL) ‣ 13 for WM – 2 approvals (CA, CN) ‣ 8 for MZL ‣ 3 for CLL *EU = 27 countries GLOBAL FOOTPRINT CONTINUES TO EXPAND TO 70+ COUNTRIES*

BEIGENE

BGB-11417 (BCL-2)

AN INVESTIGATIONAL BCL-2 INHIBITOR WITH POTENTIAL BEST-IN-CLASS PROPERTIES

- Better selectivity and more potent than venetoclax, potentially translating to deeper target inhibition and better safety
- Potential to overcome resistance to venetoclax (G101V mutant)
- A key molecule in heme portfolio
  - Monotherapy or in combination with zanubrutinib for CLL/NHL
  - Potential new entry to AML/MDS/MM space

Highly Potent

Protein	BGB-11417 IC_{50} (nM)	Venetoclax IC_{50} (nM)
Bcl-2	**0.014** ± 0.0021	**0.20** ± 0.015
Bcl-2-G101V	**0.59** ± 0.08	**34** ± 3.8

Highly Selective

(Inhibition Relative to BCL-2)

Venetoclax		BGB-11417
1	BCL2	1
1/325	$BCLX_L$	1/2,000
1/13,700	BCLw	1/129,000
< 1/50,000	MCL1	< 1/714,000
< 1/50,000	A1	< 1/714,000

Source: 1. Hu N et al. Presented at *AACR 2021*. Abstract 3077.

34

BCL-2 PROGRAM CLINICAL PROGRESS UPDATE

- Dose escalation ongoing for monotherapy, combination with zanubrutinib, and combination with azacitidine
- Clinical activity observed at the first dose level 40 mg
- Currently at 320 mg dose level, PK exposure at 80 mg equivalent to that of venetoclax at 400 mg, its approved dose for CLL
- Pivotal studies expected to be initiated in 2022

CLL	**Phase I** BGB-11417 ± Zanu R/R,TN	**Phase I** BGB-11417 mono R/R
	Phase 2 in Post BTKi CLL/SLL BGB-11417 mono R/R	
MCL	**Phase I** BGB-11417 ± Zanu R/R	**Phase 2 in Post BTKi MCL** BGB-11417 mono R/R
DLBCL	**Phase I** BGB-11417 mono R/R	**Phase I** BGB-11417 mono R/R
FL/MZL	**Phase I** BGB-11417 mono R/R	**Phase I** BGB-11417 mono R/R
Transformed NHL	**Phase I** BGB-11417 mono R/R	**Phase I** BGB-11417 mono R/R
WM	**Phase I** BGB-11417 mono R/R	
AML/MDS	**Phase Ib** BGB-11417 ± Azacitidine R/R,TN	
MM	**Phase Ib** BGB-11417 + Dex or BGB-11417 + Carflizomib + Dex R/R	

Ongoing

Planned

Source: 1. Hu N et al. Presented at *AACR 2021*. Abstract 3077.

35

36 ZANUBRUTINIB, OUR BEST-IN-CLASS BTK INHIBITOR, IS THE CORNERSTONE MOLECULE FOR TREATING B CELL MALIGNANCIES ‣ More efficacious in ALPINE, safer in ALPINE and ASPEN, and more convenient than ibrutinib in clinic ‣ Great combination opportunities with Bcl-2, PI3-Kδ, Revlimid, etc. ‣ Additional new molecules in the pipeline ‣ BTK-CDAC to overcome resistance ‣ CAR-NK, bispecifics, ADC, etc. Growing AML/MDS portfolio ‣ Our investigational Bcl-2 inhibitor, BGB-11417, has better pharmacological properties than venetoclax, similar story as ZANUBRUTINIB ‣ Interesting new molecules targeting CD70, TIM3, CD33, FLT3, & MCL-1

37 Yong (Ben) Ben, M.D. CMO, I/O SOLID TUMOR CLINICAL PROGRAM UPDATE

38 SUMMARY OF SOLID-TUMOR CLINICAL PORTFOLIO Marketed Products Growing Late- stage Portfolio Robust & Diversified Early Pipeline Zanidatamab HER2 Sotorasib KRAS G12C Sitravatinib multi-target TKI Ociperlimab TIGIT Antibodies OX-40, TIM-3, Bi-specifics Small Molecules HPK-1, RAF Dimer, BCL-2, PI3Kδ Antibody-Drug Conjugates ZW49 >10 molecules with Amgen Global Rights Regional Rights Tislelizumab Pamiparib Note: All marketed products are in China. The NMPA has suspended the importation, sales and use of Abraxane in China.

39 DIFFERENTIATED PD-1 ANTIBODY WITH ENGINEERED FC TO AVOID ADCP Nivo/Pembro with FcγRI-binding FcγRI- + Nivolumab Pembrolizumab CD8+ T cell CD4+ T cell - Tislelizumab FcγRI + Macrophage, Monocyte, MDSC, Dendritic cell Tislelizumab without FcγRI-binding ORR CR mPFS Camrelizumab 76.0% (95%Cl: 64.7-85.1) 26.7% 22.5m (95%Cl: 14.7-NR) Sintilimab 85.4% (95%Cl: 76.7-91.8) 29.2% 18.6m (95%Cl: 14.4-22.3) Tislelizumab for cHL Patients Competitor Data for Trials with Similar Patient Population Median PFS: 31.5 months (95% CI: 16.53, NE) (95%CI: 54.9-77.9) 67.1% PR 20% ORR 87.1% (95%CI: 77.0-93.9) Long-term results including safety data were presented at EHA 2021: 1. Song Y et al. Abstract S207. Tislelizumab Cross trial comparison; competitor data from EHA Library. Wu J. 06/09/21; 324614; S206 / Journal of Clinical Oncology 37, no. 15_suppl (May 20, 2019) 7533-7533 / Journal of Clinical Oncology 38, no. 15_suppl (May 20, 2020) 8034-8034.

Tislelizumab

CLINICAL DEVELOPMENT PROGRAM


Approval
On-going
Head and neck cancer
Lung cancer
Liver cancer
Esophagus cancer
Gastric cancer
Kidney cancer
Bladder cancer
Melanoma
Merkel cell carcinoma
MSI-H or dMMR tumors
Hodgkin's lymphoma

5 Approvals and 4 sBLAs under Review in China

- Approved: 1L non-sq NSCLC, 1L sq-NSCLC, 2/3L HCC, 2/3L UBC and R/R cHL
- Under review: 1L NPC, 2/3L NSCLC, 2L ESCC and 2/3L MSI-High

11 Additional Registrational Trials On-going/Planned

- 7 as monotherapy or in combo with SOC expected to readout in next 36 months
- 4 combination registration trials ongoing/planned to be initiated with ociperlimab, zanidatamab or sitravatinib

Collaboration with Novartis

- For N. America, Europe and Japan filing and marketing opportunities
- Explore therapeutic potential of tislelizumab in combination strategies

Global Program Positioned for Global Access

- 5,300+ pts treated with tislelizumab on BeiGene clinical trials, 1,700+ pts from ex-mainland China
- Collaboration with Boehringer Ingelheim, one of the world's leading biologics manufacturers

40

STRONG SOLID TUMOR PORTFOLIO CENTERED AROUND **PD-1**



Enhance PD-1 response via releasing other immune checkpoint inhibition

TIGIT, HPK1

Overcome PD-1 Ab resistance via TME re-modeling

Sitravatinib, TIM3, PI3Kδ, DKK1




T cell
PD-1
Tislelizumab
PD-L1
Tumor cell



Activate T cell via stimulation agonists

OX40, bispecific T cell engager

Sensitize tumors to PD-1 Ab via immunogenic cell death

Zanidatamab, ZW49



41

BEIGENE

OCIPERLIMAB (TIGIT)

AUGMENTING PD-1'S ANTI-TUMOR ACTIVITY IN PD-1 SENSITIVE TUMORS

- Positioned to be combined with tislelizumab in PD-1 sensitive tumors
  - Mechanistically synergize with PD-1
- Highly potent, with intact Fc function
  - Fc function shown to be critical to activity preclinically
- One of the most advanced anti-TIGIT antibodies
  - 200+ pts have been dosed with oci/tisle combination
    - Early efficacy observed
    - Generally well-tolerated, no additional safety signals detected
  - Two Phase 3s initiated earlier this year, broad clinical programs ongoing

MoA


APC or tumor cell
PD-L1
MHC
PVR
Tislelizumab
Ociperlimab
TCR
PD-1
Tigit
Inhibitory signal 1
Inhibitory signal 2
T cell

Phase 3 Molecules	Company	# of On-going Ph3 Trials	Fc Function	Phase 3 Indications
Tiragolumab	Roche	5	Intact	NSCLC; ES-SCLC; ESCC
Ociperlimab	BeiGene	2	Intact	NSCLC
Vibostolimab	Merck	1	Intact	NSCLC
Domvanalimab	Arcus/ (Gilead)	1	Null	NSCLC

Source: 1. Frentzas S et al. Presented at: ASCO 2021. Abstract 2583.

42

OCIPERLIMAB (TIGIT)

CURRENT CLINICAL DEVELOPMENT PROGRAM

Indication	Study	Furthest Phase	Region
Untreated, locally advanced, unresectable NSCLC	***AdvanTIG-301***, *Ociperlimab + Tislelizumab + CRT*	Phase 3	Global
1L PD-L1+ NSCLC	***AdvanTIG-302***, *Ociperlimab + Tislelizumab*	Phase 3	Global
1L All-Comer NSCLC	***AdvanTIG-205***, *Ociperlimab + Tislelizumab + Chemo (planned 2H 2021)*	Phase 2	Global
1L LS-SCLC	***AdvanTIG-204***, *Ociperlimab + Tislelizumab + CRT*	Phase 2	Global
2/3L CC	***AdvanTIG-202***, *Ociperlimab + Tislelizumab*	Phase 2	Global
2/3L ESCC	***AdvanTIG-203***, *Ociperlimab + Tislelizumab*	Phase 2	Global
1L HCC	***AdvanTIG-206***, *Ociperlimab + Tislelizumab + bevacizumab biosimilar*	Phase 2	China
NSCLC (sq, non-sq, PD-L1+, CPI), ES-SCLC, ESCC, EAC, HNC, GC	***BGB-900-105***, *Ociperlimab +Tislelizumab ± chemo*	Phase 1b	Global

43

SITRAVATINIB

REVERSE PD-1 RESISTANCE BY CHANGING TUMOR MICROENVIRONMENT

- A potent inhibitor of VEGFR and tumor-associated macrophage (TAM) family kinases (Axl, Tyro3, & Mer) to reverse immune resistance
  - Inhibit TAM activities (polarization and efferocytosis) that appear to be critical in establishment of an immuno-tolerant state
  - Block angiogenesis
- Clinical activity in combination with PD-1
  - OS in PD-1 failed NSCLC: 15.6 months
  - ORR in PD-1 failed bladder cancer: 27.3%
  - ORR in PD-1 failed melanoma: 24.0%
  - ORR in immune-cold PROC: 26.4%
- Pivotal studies in NSCLC initiated

Clinical Development Plan

In collaboration with Mirati for Asia (ex-Japan), Australia and New Zealand

	Phase 1a	Phase 1b	Phase 2	Phase 3
Sq. & Non-sq. NSCLC, RCC, OC, Melanoma	***BGB-900-103***, *+Tislelizumab*			BeiGene
HCC, GC	***BGB-900-104***, *+Tislelizumab*			BeiGene
Sq. & Non-sq. NSCLC	***BGB-A317-sitravatinib-301***, *+Tislelizumab*			BeiGene

Mirati conducting other studies, including the Phase 3 SAPPHIRE study in NSCLC

Source: 1. Mirati. 2. He K et al. Presented at *SITC 2018*. Abstract P385. 3. Msaouel P et al. Presented at *SITC 2019*. Abstract O23. 4. Cui C et al. Presented at: *AACR 2021*. Abstract CT035. 5. Goh J et al. Presented at: *AACR 2021*. Abstract CT013.

44

BROAD REGISTRATION PROGRAMS IN NSCLC

On-going | Approval | Filing

NSCLC	Tislelizumab		Ociperlimab	Sitravatinib
Neoadjuvant/ Adjuvant	***Tisle (PD-1) + Chemo*** *RATIONALE-315*			
Untreated, Locally Advanced, Unresectable			***Oci (TIGIT) + Tisle + CRT*** *AdvanTIG-301*	
1st Line	***Tisle (PD-1) + Chemo (SQ)*** *RATIONALE-307*	***Tisle (PD-1) + Chemo (Non-SQ)*** *RATIONALE-304*	***Oci (TIGIT) + Tisle (PD-L1+)*** *AdvanTIG-302*	
2nd or 3rd Line	***Tisle (PD-1 naïve)*** *RATIONALE-303*			***Sitra + Tisle (PD-1 R/R)*** *BGB-A317-sitravatinib-301*

Filings and approvals listed are in China

SQ, Squamous Non-small Cell Lung Cancer; Non-SQ, None Squamous Non-small Cell Lung Cancer; CRT, Concurrent Radiochemotherapy

45

ZANIDATAMAB (ZW25)

HER2XHER2 BISPECIFIC HER2 ANTIBODY TARGETING HER2 EXPRESSING TUMORS

- Target two distinct HER2 epitopes, ECD2 (trastuzumab binding domain) and ECD4 (pertuzumab binding domain)
  - Increased tumor cell binding and enhanced HER2 internalization compared with trastuzumab
  - Superior to trastuzumab and pertuzumab in preclinical studies
- Encouraging anti-tumor activity as monotherapy across multiple HER2-expressing tumor types
  - 33% ORR in heavily-pretreated HER2 breast cancer
  - 33% ORR in late-line HER2 gastric cancer
  - 40% ORR in refractory HER2 biliary tract cancer
- Pivotal studies ongoing/planned
  - Phase 2 single arm study in 2L+ BTC initiated Oct 2020
  - Phase 3 in 1L GC planned to be initiated in H2 2021

Clinical Development Plan HERIZON

In collaboration with Zymeworks for Asia (ex-Japan), Australia and New Zealand

	Phase 1a	Phase 1b	Phase 2	Phase 3	
BC,GEA,OC BTC,CRC	***ZWI-ZW25-101,*** *± Chemo*				zymeworks
GC	***ZWI-ZW25-201,*** *+ Chemo*				zymeworks
BC	***ZWI-ZW25-202,*** *+ Palbociclib, Fulvestrant*				zymeworks
BTC	***ZWI-ZW25-203,*** *Mono*				zymeworks, BeiGene
GC	***ZWI-ZW25-301,*** *+ Chemo, Tislelizumab (to be initiated)*				zymeworks, BeiGene
GC, BC	***BGB-A317-ZW25-101,*** *+ Chemo, Tislelizumab*				BeiGene

Source: 1. Weisser N et al. Presented at *AACR 2021*. Abstract 1005

46

BEIGENE

BGB-445 (OX-40)

UNIQUE OX-40 AGONIST ANTIBODY THAT DOES NOT BLOCK LIGAND-BINDING

- Distinguished MOA vs. other OX-40 antibodies in the clinic
  - Non-ligand blocking to retain OX-40 ligand signaling in APC cells
  - Maximize OX-40 signaling in T cells
- Clinical progress
  - Dose escalation on-going as monotherapy and in combination with tislelizumab
  - No DLT to date
  - Clinical activity observed in both monotherapy and combination-therapy cohorts
  - Plan to start dose expansion/Phase 2 later this year or early next year

Other OX40 antibodies in clinic are ligand-blocking, which lose OX-40L signal in APC cells


Lose OX-40L signal
in APC cells
OX-40L
OX-40
T cell activation

BGB-445 is a non-ligand-blocking OX40 Ab which retains OX-40L signal on APC cells and maximizes T cell activation


Maintain OX-40L
signal in APC cells
OX-40L
OX-40
Maximum T cell activation

Source: Internal data.

47

48 ‣ Positioned to be combined with tislelizumab in PD-1 sensitive tumors ‣ HPK1, an intracellular immune checkpoint to negatively regulate T cell activity ‣ Based on MOA, HPK1 inhibitor will synergize with anti-PD-1 antibody ‣ HPK1 is a hard-to-hit target ‣ Challenging to achieve good potency and selectivity due to very low ATP Km ‣ BGB-15025 has good pharmacological properties ‣ Good kinome selectivity ‣ Robust anti-tumor efficacy ‣ Well-tolerated in animal studies ‣ Clinical progress ‣ Phase 1 dose escalation on-going BGB-15025 (HPK1) Efficacious when Combined with PD-1 Inhibitor in Animal Models Treatment DaysM ea n Tu m or V ol um e (m m 3 ±S EM ) 0 5 10 15 20 25 0 500 1000 1500 BGB-15025 Vehicle PD-1 Ab BGB-15025 + PD-1 Ab ** ** MoA Source: Internal data. ** p < 0.01 POTENTIAL FIRST-IN-CLASS HPK1 INHIBITOR

49 DEEP SOLID-TUMOR PORTFOLIO Broad global clinical development programs built around tislelizumab, a differentiated PD-1 antibody Multiple combination strategies to enhance response and overcome resistance New assets entering late stage & new wave of molecules planned in the next section

50 Lai Wang, Ph.D. Global Head of R&D NEW MODALITIES AND PLANNED PIPELINE

51 ENHANCE THE NEXT WAVE OF DRUG DISCOVERY BY INVESTING IN NEW MODALITIES Traditional Small Molecule Monoclonal Ab 2011-2020

52 2021 and Beyond Drug Discovery CDAC ADC Pro-Cytokine Cell Therapy BsAb/ TsAb Monoclonal Ab Traditional Small Molecule ENHANCE THE NEXT WAVE OF DRUG DISCOVERY BY INVESTING IN NEW MODALITIES CDAC, Chimeric Degradation Activating Compound; ADC, Antibody Drug Conjugate; BsAb, Bispecific Antibody; TsAb, Trispecific Antibody Power of New Platforms ‣ Drugging the undruggable ‣ Precise tumor targeting

53 Drug Discovery CDAC ADC Pro-Cytokine Cell Therapy BsAb/ TsAb Monoclonal Ab Traditional Small Molecule CDAC, Chimeric Degradation Activating Compound; ADC, Antibody Drug Conjugate; BsAb, Bispecific Antibody; TsAb, Trispecific Antibody Power of New Platforms ‣ Drugging the undruggable ‣ Precise tumor targeting

54 Differentiated from traditional small molecules by inducing target degradation ‣ Ability to target proteins with or without enzymatic activity ‣ Does not require strong and sustained target binding ‣ Eliminate the scaffolding function of the target MoA Advantage CDAC Degradation via proteosome Linker E3 binder Target binder Ub E3 ligase E2 Protein target Protein target Ub Ub Ub CDAC DRUGGING THE UNDRUGGABLE CHIMERIC DEGRADATION ACTIVATING COMPOUND (CDAC) PLATFORM

BEIGENE
CDAC

OUR DIFFERENTIATION

Build strong capability to leverage a wider spectrum of E3 ligases: **ubiquitous** and **tissue specific**

- Reduce dose-limiting toxicities
- Overcome E3-relevant drug resistance
- Broaden substrate spectrum

Normal Tissue Expression of Selected E3 Ligases


MDM2
CRBN
Ligase A
Ligase B
VHL
Ligase C
Ligase D
Ligase E
Ubiquitous
Selective
Restricted
gallbladder
testis
kidney
thyroid gland
cerebellum
colon
rectum
small intestine
urinary bladder
stomach
liver
pancreas
lung
ovary
salivary gland
heart muscle
breast
esophagus
fallopian tube
oral mucosa
soft tissue
prostate
tonsil
endometrium
lymph node
skin
vagina
cervix, uterine
placenta
skeletal muscle
adipose tissue
bone marrow
spleen
Low
Medium
High

Tumor Selective Target Degradation


Normal Cell
No E3 Expression
No Target Degradation
Unaffected
Tumor Cell
E3 Expression
Target Degradation
Cell Death
CDAC
E3 ligase
Target protein

55

56Heme, hematological malignancies; I-O, Immuno-oncology BCR Signaling BTK CDAC to target BTK scaffolding function Receptor Tyrosine Kinase CDAC A to treat lung cancer Cell Cycle CDAC B applicable in heme Apoptosis CDAC C applicable in heme and solid tumors TLR signaling CDAC D applicable in heme and I-O therapies Cytokine signaling CDAC E applicable in heme and I-O therapies Transcription/ epi-genetics CDAC F applicable in heme CDACBROAD CDAC PROGRAMS

57 ‣ Next generation BTK inhibitor to enhance BTK franchise ‣ To overcome zanubrutinib and other BTKi resistance ‣ To destroy non-kinase (scaffolding) function ‣ BGB-16673, BeiGene’s first CDAC molecule planned for clinic ‣ Good pharmacological properties ‣ Highly potent and selective ‣ Good oral bioavailability ‣ Long t1/2 ‣ Well-tolerated in animal studies ‣ First patient expected to be dosed in 2H2021 0 5 10 15 20 25 0 500 1000 1500 2000 Treatment Days Tu m or V ol um e (m m 3 ) Vehicle BGB-16673 Zanubrutinib C481S Tumor Model BGB-16673 Can Overcome C481S Resistance CDACBTK CDAC PROGRAM FOR B CELL MALIGNANCES

58 Drug Discovery CDAC ADC Pro-Cytokine Cell Therapy BsAb/ TsAb Monoclonal Ab Traditional Small Molecule CDAC, Chimeric Degradation Activating Compound; ADC, Antibody Drug Conjugate; BsAb, Bispecific Antibody; TsAb, Trispecific Antibody Power of New Platforms ‣ Drugging the undruggable ‣ Precise tumor targeting

59 TUMOR SELECTIVE TARGETING APPROACH Tumor Associated Antigen (TAA) Toolbox 10+ TAAs are being developed, many associated with multiple tumor types Tumor Selective Immune Cell Activation ‣ Bi/Tri-specific TAA-Immune cell engager ‣ CAR-NK ‣ Immune stimulating-ADC Tumor Targeted Cell Killing ‣ Toxin delivering-ADC Inactive Pro-Cytokine Tumor Selective Cytokine Release Breast Cancer (10 TAAs) Colon Cancer (5 TAAs) Gastric Cancer (6 TAAs) Lung Cancer (11 TAAs) Esophageal Cancer (5 TAAs) Lymphoma (2 TAAs) Leukemia (1 TAAs) Kidney Cancer (2 TAAs) Ovarian Cancer (8 TAAs) Liver Cancer (1 TAAs)

BsAb/TsAb

ACTIVATING INTRA-TUMOR IMMUNE CELLS

Tumor Selective Immune Cell Activation via TAA-oriented Engagement of T/NK Receptors

BsAb/TsAb

Anti-TAA



Anti-immune cell activation receptor

TAA-targeting

- Mono-specific or dual targeting


Tumor Cell
TAA
T/NK activation receptor
T Cell
NK Cell

T cell engager

- CD3
- 4-1BB

NK cell engager

- CD16

Comprehensive BsAb/TsAb Discovery Platforms to Fulfil Diverse Formats and MoAs



Llama SdAb platform
Small Ab unit to be easily used in diverse formats



Human SdAb phage library
Bypass humanization



Common light chain platform
IgG-like w/o additional engineering on Fab


ScFv

ScFv engineering platform
Convert Fab to good-behave ScFv

SdAb, Single domain Antibody

60

61 OFF-THE-SHELF TUMOR TARGETING NK CELLS Cell Therapy iPSC, Induced pluripotent stem cells iPSC differentiation NK function enhancement Unique CAR platforms GMP capability readiness ScFv generation IND-enabling studies Global clinical development & commercialization CollaborationMoA of CAR-NK iPSC Positioning • Shoreline Biosciences collaboration: fast-track first wave products to development • Internal capability build-up: enable Shoreline Biosciences collaboration and pipeline expansion Planned Portfolio • Start with iPSC-derived, allogeneic CAR-NK cell therapies • Expand therapeutic cell types and utilities as appropriate Tumor Cell CAR CAR-NK Cell Perforin Granzymes Cell Death TAA

62 ADCTAA DIRECTED MISSILE 62 DAR, Drug Antibody Ratio NEXT GENERATION ADC designed to have superior efficacy and safety ‣ Site specific conjugation via Ambrx technology to achieve homogeneous drug antibody ratio (DAR) ‣ Innovative linker design to improve ADC biophysical property and stability, and to enhance tumor- selective cleavage Anti-TAA Antibody Payload Toxin-based ADC as Targeted Bomb Immune-Stimulating Antibody Conjugate (ISAC) Tumor cell Cell death Toxin ‣ Tumor-targeted delivery of immune agonists to turn COLD tumors HOT Tumor cell APC (Mφ/DC) Immune activation Immune agonist (TLR7/8, STING) TAA, Tumor Associated Antigen

63 TUMOR SELECTIVE CYTOKINE ACTIVATION Scientific rationale ‣ Cytokine therapy to activate the immune system has been an attractive treatment modality in clinical cancer research ‣ Severe systemic toxicity hinders the broad application of immune-stimulating cytokines BeiGene’s pro-cytokine design for tumor-specific cytokine-mediated immune cell activation with minimized peripheral adverse events ‣ Complete masking in circulation ‣ Full recovery of cytokine activity once cleaved ‣ Prolonged half life of the pro-cytokine form ‣ Plug-and-play format applicable to broad cytokine spectrum 63 Cytokine activity blocked by masking moiety attached via a cleavable linker Circulation 1 Inactive form Bulk tumor Immune cell activation by cytokine Linker cleaved by tumor- selective proteases 3 2 Active cytokine released MoA of pro-cytokine Pro-cytokine

PRECLINICAL PIPELINE



Number of Programs
More
planned
Pro-
cytokine
CAR-NK
ADC
BsAb/
TsAb
CDAC
Traditional SM
mAb
Modality

- **50+** programs ongoing, close to half with first-in-class potential
- **10+** planned to clinic in the next 24 months
- **Going beyond oncology**
  - First immunology/inflammation asset planned to enter clinic later this year
- **BeiGene institute** to focus on early technology and translational science

CDAC, Chimeric Degradation Activating Compound; ADC, Antibody Drug Conjugate; BsAb, Bispecific Antibody; TsAb, Trispecific Antibody

64

65 Stroma Stroma cell depletion Novel target H (mAb) Treg cell depletion Novel target E (mAb) Treg cell inhibition Novel target A (SM) DC expansion and activation Novel target F, G (recombinant protein) Novel target B (CDAC) Checkpoint blockade Novel target I, J (mAb) Novel target C, D (SM) Cytokine Pro-cytokine K Checkpoint blockade Novel target I, J (mAb) Novel target C, D (SM) Cytokine Pro-cytokine K Treg Cell Cytotoxic T Cell DC NK Cell MDSC Macrophage activation and re- polarization Novel target A (SM) Biologics Small Molecule (SM) Sitravatinib (TAM) PI3Kδ DKK1 Sitravatinib PI3Kδ OX40 TIGIT TIM-3 OX40 TIGIT TIM-3 PD-1/L1 OX-40 TIM-3 TIGIT FAP-4-1BB HPK1 PD-1/L1-IL21 Sitravatinib (VEGFR)Lenalidomide CANCER-ATTACKING IMMUNE MODULATING STRATEGIES TAA DRIVEN THERAPEUTICS NOT INCLUDED Graph adapted from Daniel S. Chen, Immunity, 2013 CDAC Pro-cytokine SM, mAb

66 ONLY THE BEGINNING Productive first decade establishes scientific track record ‣ Zanubrutinib and tislelizumab – set stage for leading franchises ‣ Deep portfolio built around these cornerstone assets – many moving into pivotal stage BeiGene’s R&D model stands to deliver significant innovation in the next decade ‣ Discovery engine has flourished and diversified ‣ Clinical pipeline expected to accelerate ‣ Poised to develop novel, science-based combinations ‣ Unique clinical development model and truly global, in- house capabilities at scale, speed and cost advantages

67 CLOSING REMARKS

68 OUR TRUE NORTH IS PATIENTS Continued innovation and expansive growth planned in next 10 years Amazing research across number of platforms with scale and talent 1 Future innovation requires deep portfolio with breadth of modalities (combinations) 2 One of the largest research organizations with executional and cost focus 3 Speed, cost advantage to accelerate combination strategy4

69 Angus Grant, Ph.D. Chief Business Executive Julia Wang Chief Financial Officer Q&A PARTICIPANTS Xiaodong Wang, Ph.D. Chairman of Scientific Advisory Board & Co-Founder William Novotny, M.D. Head of Clinical Development, Hematology Yong (Ben) Ben, M.D. Chief Medical Officer, Immuno-Oncology John V. Oyler Co-founder, Chairman and CEO Xiaobin Wu, Ph.D. President, Chief Operating Officer Lai Wang, Ph.D. Global Head of R&D Josh Neiman Chief Commercial Officer, North America and Europe

70 THANK YOU

71 ABBREVIATIONS Ab Antibody Acala Acalabrutinib ADC Antibody drug conjugate ADCP Antibody-dependent cellular phagocytosis AE Adverse Event AE/UAE United Arab Emirates AFIB Atrial fibrillation ALL Acute lymphocytic leukemia ALT Alanine aminotransferase AML Acute myeloid leukemia ANZ Australia and New Zealand APAC Asia Pacific APC Antigen-presenting cells APC Acute pancreatic cancer AST Aspartate aminotransferase BC Breast cancer BCL-2 B-cell lymphoma-2 BCRP Breast cancer resistance protein BI Boehringer Ingelheim BIC Bayesian Information Criterion BIC Best-in-Class BID Twice a Day BLA Biologics License Application BMS Bristol Myers Squibb BR Bendamustine and Rituximab BsAb Bispecific Antibody BTC Biliary tract cancer BTK Bruton's Tyrosine Kinase BTK-CDAC Bruton tyrosine kinase-Chimeric Degradation Activating Compound CA California CA Canada CAR Chimeric antigen receptor CAR-NK Chimeric antigen receptor-Natural Killer cell CC/CRC Colorectal Cancer CCRCC Clear cell renal cell carcinoma CDAC Chimeric Degradation Activating Compound Chemo Chemotherapy cHL Classical Hodgkin’s Lymphoma CHO Chinese hamster ovary CI Confidence interval CL Chile CLD Chronic liver disease CLL Chronic lymphocytic leukemia CMC Chemistry, Manufacturing and Controls CN China COVID-19 Coronavirus disease 2019 CR Complete Response CRBN Cereblon CRO Contract Research Organization CRT Conformal Radiation Therapy CRT Concurrent Radiochemotherapy CT Computed tomography CTC Circulating tumor cell CTL Cutaneous T-cell lymphoma DAR Drug to antibody ratio DC Discontinuation from study treatment DCP Decision Check Point DDI Drug-drug interaction del(17p) Deletion of 17p

72 ABBREVIATIONS (CONT’D) DKK1 Dickkopf-1 DLBCL Diffuse large B-cell lymphoma DLT Dose limiting toxicity dMMR Deficient Mismatch Repair DOR Duration of Response EAC Esophageal adenocarcinoma ECD2 Extracellular domain 2 ECD4 Extracellular domain 4 EHA European Hematology Association EMEA European Medicines Evaluation Agency EMEA Europe Middle East Africa Er+ Oestrogen receptor positive ESCC Esophageal Squamous-Cell Carcinoma ES-SCLC Extensive-stage small cell lung cancer EU European Union Fab Fragment of antigen binding FCR treatment Fludarabine, cyclophosphamide and rituximab treatment FcγR Fcγ receptor FDA US Food and Drug Administration FIC Fractional inhibitory concentration FIC First-in-Class FIH First-in-human FL Follicular lymphoma GBM Glioblastoma gBRCAm Germline Breast Cancer mutation GC Gastric cancer GC/GRJC Gastric cancer/Gastroesophageal Junction Cancer GCTB Giant cell tumor of bone GEA Gastroesophageal Adenocarcinoma GMP Good Manufacturing Practice HC Headcount HCC Hepatocellular Carcinoma Heme Hematological malignancies HER2 Human Epidermal Growth Factor Receptor 2 HL Hepatic lipase HL Hodgkin lymphoma HLE BiTE Half-life extended Bi-specific T-cell engagers HNC Head and neck cancer HNSCC Head and Neck Squamous Cell Carcinoma HPK-1 Hematopoietic progenitor kinase 1 HR Hazard ratio HRD Homologous recombination deficiencies HTH Head to Head HTS High-throughput sequencing I/I Immunology/Inflammation IgG-like BsAb IgG-like bispecific antibodies IGHV Immunoglobulin heavy chain variable region IL Israel IL Interleukin IND Investigational new drug I-O Immuno-oncology IPD Integrated Product Development iPSC Induced pluripotent stem cells IRC Independent Review Committee ISAC Immune Stimulating Antibody Conjugate ISR Incurred sample reanalysis JP Japan KOL Key Opinion Leader KRAS Kirsten Rat Sarcoma Viral Oncogene Homolog LN Lupus Nephritis

73 ABBREVIATIONS (CONT’D) MA Massachusetts mAb Monoclonal Antibody MCL Mantel Cell Lymphoma Mcl-1 Myeloid cell leukemia 1 mCRPC Metastatic Castration-Resistant Prostate Cancer MDM2 gene Murine double minute 2 gene MDS Myelodysplastic syndromes MDSC Myeloid-derived suppressor cell MEL Melanoma MM Multiple Myeloma MoA Mechanism of Action mPFS Median Progression-free survival Mpfs Progression-free survival duration in months MPN Myeloproliferative neoplasm MRD Minimal Residual Disease MRI Magnetic resonance imaging mRNA Messenger RNA MRR (CR+VGPR+PR) Major response rate MSI-H Microsatellite Instability High MZL Marginal zone lymphoma Mφ/DC Macrophages (MΦ) /dendritic cells (DC) N/SCLC Non-/small cell lung cancer NA Not applicable NALA North America Latin America NCT National Clinical Trial Network NDA New Drug Application NE Not Evaluable NHL Non-Hodgkin’s lymphoma NJ New Jersey NK cell Natural killer cells NMPA National Medical Products Administration Non-sq. NSCLC Non-squamous non-small cell lung cancer NPC Nasopharyngeal carcinoma NR Not reached N-RAS Neuroblastoma RAS Viral Oncogene Homolog NRDL National Reimbursement Drug List NSCLC Non-small-cell lung cancer Obin Obinutuzumab OC Ovarian Cancer oci Ociperlimab ORR Overall Response Rate OS Overall Survival OX-40 Ab OX-40 Antibody OX-40 L OX-40 Ligand PARP Poly ADP-Ribose Polymerase Pca Prostate Cancer PD Disease Progression PD-1 Programmed Cell Death protein 1 PD-L1 Programmed Cell Death Ligand 1 Pembro Pembrolizumab PFS Progression-Free Survival P-Gp P-glycoprotein PI3Kδ Phosphoinositide 3-kinase delta PO Oral PPI Proton Pump Inhibitor PR Partial Response PROC Platinum-resistant Ovarian Cancer PSOC Platinum-sensitive Ovarian Cancer pt Patient

74 ABBREVIATIONS (CONT’D) QD Once a Day R&D Research and Development R/R Relapsed / Refractory R/R cHL Relapsed/refractory Classical Hodgkin Lymphoma RCC Renal Cell Carcinoma RP2D Recommended Phase 2 Dose sBLA Supplemental Biologics License Application ScFv Single-Chain Fragment Variable SCLC Small Cell Lung Cancer SD Stable Disease SEC Securities and Exchange Commission Sitra Sitravatinib SK South Korea SLL Small Lymphocytic Lymphoma SM Small Molecule SOC Standard of Care SPD Solution Program Development Sq. NSCLC Squamous Non-small Cell Lung Cancer SVP Subvirus Particle TAA Tumor associated antigen TAM Tamoxifen TCR T cell receptor TIGIT T cell immunoreceptor with Ig and ITIM domain TIM-3 T-cell immunoglobulin and mucin-domain containing-3 Tisle Tislelizumab TKI Tyrosine kinase inhibitor TLR Toll-like receptor TME Tumor Microenvironment TN Treatment-naïve TPD Technology Platform Development TR Technical Review TsAb Trispecific Antibody TTR Time to response Ub Ubiquitin UBC Urinary bladder cancer UC Urothelial carcinoma US United States VEGF Antivascular endothelial growth factor VEGFR Vascular endothelial growth factor receptor VGPR Very Good Partial Response w/o without WM Waldenström’s Macroglobulinemia YTD Year to Date